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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 15, 1999
                                                  -------------

                         MORAN TRANSPORTATION COMPANY
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            (Exact name of registrant as specified in its charter)

    Delaware                        33-82624                    06-1399280
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


               Two Greenwich Plaza, Greenwich, Connecticut  06830
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (203) 625-7800
                                                   --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.    Other Events.

      Attached as Exhibit 99.1 is the Company's press release announcing the Redemption;

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           99.1    Press Release


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MORAN TRANSPORTATION COMPANY


Date: July 19, 1999                     By: /s/ Jeffrey J. McAulay
                                            ------------------------------------
                                            Name:  Jeffrey J. McAulay
                                            Title: VP-Finance and Administration

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